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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2007 ( June 6, 2007 )

STRATECO RESOURCES INC

 (Exact name of small business issuer as specified in its charter)

Québec, Canada

0-49942

N/A

State or other jurisdiction of

Commission File Number

(IRS Employer

incorporation

:

Identification No.)

1225 Gay-Lussac Street, Boucherville, Québec, J413 7KI (450) 641-0775

(Address and telephone number of registrant's principal executive offices and principal place of business

N/A

(Former name, former address and former fiscal year, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-1 2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b» [ 1 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

DOCUMENTS INCORPORATED BY REFERENCE

None

Item 3.01 Transfer of Listing

On June 6, 2007, the Toronto Stock Exchange (“TSX”) has approved the Company’s application for listing of Strateco’s outstanding common shares on the TSX in Toronto, Canada. The Toronto Stock Exchange is the senior exchange of the TSX Venture Exchange on which was traded Strateco’s outstanding common shares.Commencing market opening on Wednesday, June 6, 2007, the common shares of Strateco began trading on TSX under the same symbol “RSC”. On commencement of TSX trading, Strateco’s shares have been delisted on the TSX Venture (TSX-V).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATECO RESOURCES INC.

(Registrant)

Date : June 11, 2007

// (signed) Guy Hébert

_____________________________________

(Signature) Guy Hébert, President and CEO